Filed pursuant to Rule 497(a)

Registration No. 333-283735

Rule 482ad

** Fixed Income Investor Calls for Hercules Capital, Inc. **

Hercules Capital, Inc. (“HTGC” or the “Company”) (current ratings profile of Baa2 (Stable) by Moody’s and BBB- (Stable) by Fitch)* has asked Goldman Sachs & Co. LLC and SMBC Nikko to arrange fixed income investor calls to be conducted on Monday, June 15th. Goldman Sachs & Co. LLC will coordinate logistics. An offering of SEC-registered senior unsecured notes may follow, subject to market conditions. A virtual presentation will be made available for the calls.

Company Representatives

Scott Bluestein – Chief Executive Officer and Chief Investment Officer of Hercules Capital

Seth Meyer – President of Hercules Capital

Andrew Olson – Chief Financial Officer of Hercules Capital

Monday, June 15th 2026:

12:00-12:50PM ET

1:00-1:50PM ET

2:00-2:50PM ET

Registration Links:

12:00-12:50PM ET:

https://www.netroadshow.com/events/login/1PeTHmohCHbg8KOQwP1Uj4JrqFWCB9ujdUxn8

1:00-1:50PM ET:

https://www.netroadshow.com/events/login/1PeTHmohEhFQJH7z3V2WImoxQx3u55fxjuDy9

2:00-2:50PM ET:

https://www.netroadshow.com/events/login/1PeTHmojHEw2yfSKbyvTgh2V8wApXnfjJ7sog

NetRoadshow Link: www.netroadshow.com

Password: HTGC2026

About Hercules Capital, Inc.

Hercules Capital, Inc. is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). HTGC is focused on providing senior secured loans to high-growth, innovative venture capital-backed and institutional-backed companies in a variety of technology and life sciences industries. We make investments in companies that are active across a variety of technology-related industry sub-sectors or are characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, consumer and business services, telecommunications, telecommunications equipment and media. Within the life sciences sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery and development, drug delivery, health care services and information systems companies.

This announcement is confidential and for your information only and is not intended to be distributed to or reviewed by anyone other than you. This announcement does not constitute an offer to sell or a solicitation of an offer to buy any securities of HTGC, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. If HTGC were to conduct an offering of securities in the future, it will be made under HTGC’s registration statement filed with the Securities and Exchange Commission and only by means of a prospectus supplement and/or pricing supplement and accompanying prospectus relating to that offering. If a securities offering follows, a copy of the prospectus and the applicable prospectus supplement and/or pricing supplement, as well as any final term sheet relating to such transaction will be able to be obtained from the Securities and Exchange Commission’s website at www.sec.gov, from the underwriters for that offering or from HTGC. You are advised to obtain a copy of the prospectus and related prospectus supplement and/or pricing supplement and to carefully review the information contained or incorporated by reference therein before making any investment decision for any securities offering.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.